SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                               [ X]

Filed by a party other than the registrant            [  ]

Check the appropriate box:

[   ]    Preliminary proxy statement          [  ] Confidential, for use
                                                    of the Commission only (as
[ X ]    Definitive proxy statement                 permitted  Rule 14a-6(e)(2)

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12


                           TEMPLETON DRAGON FUND, INC.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(4) and
       O-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[   ]  Fee paid previously with preliminary material.

[   ]  Check box if any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

PAGE











[GRAPHIC OMITTED]



                          TEMPLETON DRAGON FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in
accordance   with  the  Directors'  recommendations  on  page  2  of  the  proxy statement.


We urge you to spend a few minutes with the proxy statement, reviewing the proposals at hand. Then, fill out your proxy card and return it to us. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call Fund Information at 1-800/DIAL BEN (R).






                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.



PAGE





[GRAPHIC OMITTED]



                          TEMPLETON DRAGON FUND, INC.


                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Dragon Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, September 29, 1998 at 2:00 p.m.
(EDT).


During the Meeting, shareholders of the Fund will vote on four proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The  ratification or rejection of the selection of McGladrey & Pullen, LLP as
   independent  auditors   of  the  Fund  for  the  fiscal year ending March 31,
   1999;

3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund; and

4. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,



                                        Barbara J. Green
                                        Secretary
July 30, 1998

  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own. Japanese shareholders should be aware that Japan Securities Clearing Corporation may exercise a vote on Proposals 1, 2 and 4 on your behalf if you do not return a proxy card.


PAGE


                          TEMPLETON DRAGON FUND, INC.


                                PROXY STATEMENT



 * INFORMATION ABOUT VOTING

   WHO IS ELIGIBLE TO VOTE?


   Shareholders of record at the close of business on July 10, 1998 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 30, 1998.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on four proposals:

    1. The election of six nominees to the position of Director;


    2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1999;


    3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund; and


    4. The transaction of any other business that may properly come before the Meeting.


                                       1

PAGE



   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?


     The Directors unanimously recommend that you vote:


    1. FOR the election of nominees;


    2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund;


    3. AGAINST the shareholder proposal that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund; and


    4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.


   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?


   You may attend the Meeting and vote in person or you may complete and return the attached proxy card. If you are eligible to vote by telephone or through the internet, separate instructions are enclosed.


   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 4, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), AGAINST the shareholder proposal that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund (Proposal 3), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 4).


                                       2
PAGE



   CAN I REVOKE MY PROXY?


   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.


 * THE PROPOSALS


   PROPOSAL 1: ELECTION OF DIRECTORS

   HOW ARE NOMINEES SELECTED?


   The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND DIRECTORS?


   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson have been nominated for terms set to expire at the 2001 annual meeting of shareholders. Frank J. Crothers and Constantine Dean Tseretopoulos have been nominated for one-year terms, set to expire at the 1999 annual meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. With the exception of Mr. Crothers and Mr. Tseretopoulos, all of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").


                                       3

PAGE



   Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a vice president of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the chairman of the Board and a vice president of the Fund, and Rupert H. Johnson, Jr., a vice president of the Fund. There are no family relationships among any of the Directors or nominees for Director.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.


                                       4

PAGE



   Listed below, for each nominee and current Director, is a brief description of recent professional experience, as well as each such person's ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds:





                                                                                                       SHARES
                                                                                                 BENEFICIALLY
                                                                                                    OWNED IN THE
                                                                                                      FRANKLIN
                                                                                FUND SHARES          TEMPLETON
                                                                            OWNED BENEFICIALLY     GROUP OF FUNDS
                                            PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
        NAME AND OFFICES                      DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
          WITH THE FUND                        YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
--------------------------------   -------------------------------------   --------------------   ---------------

   NOMINEES TO SERVE UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:
   MARTIN L. FLANAGAN*             Senior Vice President and Chief                 1,000(**)           2,803
   Director and Vice President     Financial Officer, Franklin
   since 1994                      Resources, Inc.; Executive Vice
                                   President and Director, Templeton
                                   Worldwide, Inc.; Executive Vice
                                   President, Chief Operating Officer
                                   and Director, Templeton
                                   Investment Counsel, Inc.;
                                   Executive Vice President and
                                   Chief Financial Officer, Franklin
                                   Advisers, Inc.; Chief Financial
                                   Officer, Franklin Advisory
                                   Services, Inc. and Franklin
                                   Investment Advisory Services, Inc.;
                                   President and Director, Franklin
                                   Templeton Services, Inc.; Senior
                                   Vice President and Chief Financial
                                   Officer, Franklin/Templeton
                                   Investor Services, Inc.; officer
                                   and/or director of some of the
                                   other subsidiaries of Franklin
                                   Resources, Inc.; and officer and/or
                                   director or trustee, as the case may
                                   be, of 53 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds.
                                   Age 38.



                                       5
PAGE


                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                             OWNED IN THE
                                                                                               FRANKLIN
                                                                         FUND SHARES          TEMPLETON
                                                                     OWNED BENEFICIALLY     GROUP OF FUNDS
                                     PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
     NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                     YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
-------------------------   -------------------------------------   --------------------   ---------------
   ANDREW H. HINES, JR.     Consultant for the Triangle                      0                 36,725
   Director since 1994      Consulting Group; Executive-in-
                            Residence of Eckerd College
                            (1991-present); director or trustee,
                            as the case may be, of 22 of the
                            investment companies in the
                            Franklin Templeton Group of
                            Funds; and formerly, Chairman
                            and Director, Precise Power
                            Corporation (1990-1997), Director,
                            Checkers Drive-In Restaurant, Inc.
                            (1994-1997), and Chairman of the
                            Board and Chief Executive
                            Officer, Florida Progress
                            Corporation (holding company in
                            the energy area) (1982-1990) and
                            director of various of its
                            subsidiaries. Age 75.


                                       6

PAGE

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   EDITH E. HOLIDAY        Director, Amerada Hess                           100(**)            2,431
   Director since 1996     Corporation (crude oil and natural
                           gas refining) (1993-present),
                           Hercules Incorporated (chemicals,
                           fibers and resins) (1993-present),
                           Beverly Enterprises, Inc. (health
                           care) (1995-present) and H.J.
                           Heinz Company (packaged foods
                           and allied products)
                           (1994-present); director or trustee,
                           as the case may be, of 25 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and formerly, Chairman
                           (1995-1997) and Trustee
                           (1993-1997), National Child
                           Research Center, Assistant to the
                           President of the United States and
                           Secretary of the Cabinet
                           (1990-1993), General Counsel to
                           the United States Treasury
                           Department (1989-1990), and
                           Counselor to the Secretary and
                           Assistant Secretary for Public
                           Affairs and Public Liaison-United
                           States Treasury Department
                           (1988-1989). Age 46.



                                       7
PAGE



                                                                                                    SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED IN THE
                                                                                                   FRANKLIN
                                                                             FUND SHARES          TEMPLETON
                                                                         OWNED BENEFICIALLY     GROUP OF FUNDS
                                         PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
       NAME AND OFFICES                    DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
         WITH THE FUND                       YEARS AND AGE                  JUNE 19, 1998       JUNE 16, 1998
------------------------------   ------------------------------------   --------------------   ---------------
   CHARLES B. JOHNSON*           President, Chief Executive Officer            10,000(**)         1,474,371
   Chairman since 1995 and       and Director, Franklin Resources,
   Vice President since 1994     Inc.; Chairman of the Board and
                                 Director, Franklin Advisers, Inc.,
                                 Franklin Advisory Services, Inc.,
                                 Franklin Investment Advisory
                                 Services, Inc. and Franklin
                                 Templeton Distributors, Inc.;
                                 Director, Franklin/Templeton
                                 Investor Services, Inc. and
                                 Franklin Templeton Services, Inc.;
                                 officer and/or director or trustee,
                                 as the case may be, of most of the
                                 other subsidiaries of Franklin
                                 Resources, Inc. and of 50 of the
                                 investment companies in the
                                 Franklin Templeton Group of
                                 Funds; and formerly, Director,
                                 General Host Corporation
                                 (nursery and craft centers).
                                 Age 65.

   DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

   JOHN WM. GALBRAITH            President, Galbraith Properties,              21,614(**)         1,243,462
   Director since 1995           Inc. (personal investment
                                 company); Director, Gulf West
                                 Banks, Inc. (bank holding
                                 company) (1995-present); director
                                 or trustee, as the case may be, of
                                 20 of the investment companies in
                                 the Franklin Templeton Group of
                                 Funds; and formerly, Director,
                                 Mercantile Bank (1991-1995), Vice
                                 Chairman, Templeton, Galbraith &
                                 Hansberger Ltd. (1986-1992), and
                                 Chairman, Templeton Funds
                                 Management, Inc. (1974-1991).
                                 Age 76.


                                       8
PAGE

                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                             OWNED IN THE
                                                                                               FRANKLIN
                                                                         FUND SHARES          TEMPLETON
                                                                     OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION               AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                 OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                     YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   --------------------------------------   --------------------   ---------------
   BETTY P. KRAHMER        Director or trustee of various civic             9,000(***)         105,043
   Director since 1994     associations; director or trustee, as
                           the case may be, of 21 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and formerly, Economic

   GORDON S. MACKLIN       Analyst, U.S. government. Age 68.
   Director since 1994     Director, Fund American                          2,000(**)          458,864
                           Enterprises Holdings, Inc., MCI
                           Communications Corporation,
                           MedImmune, Inc. (biotechnology),
                           Spacehab, Inc. (aerospace services)
                           and Real 3D (software); director
                           or trustee, as the case may be, of
                           49 of the investment companies in
                           the Franklin Templeton Group of
                           Funds; and formerly, Chairman,
                           White River Corporation (financial
                           services) and Hambrecht and
                           Quist Group (investment banking)
                           and President, National
                           Association of Securities Dealers,
                           Inc. Age 70.


                                       9
PAGE




                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   FRED R. MILLSAPS        Manager of personal investments                  0                 700,551
   Director since 1994     (1978-present); director of various
                           business and nonprofit
                           organizations; director or trustee,
                           as the case may be, of 22 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and formerly, Chairman
                           and Chief Executive Officer,
                           Landmark Banking Corporation
                           (1969-1978), Financial Vice
                           President, Florida Power and Light
                           (1965-1969), and Vice President,
                           Federal Reserve Bank of Atlanta
                           (1958-1965). Age 69.

   NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

   FRANK J. CROTHERS       Chairman, Atlantic Equipment &                   0                  11,351
                           Power Ltd.; Vice Chairman,
                           Caribbean Utilities Co., Ltd.;
                           President, Provo Power
                           Corporation; director of various
                           other business and non-profit
                           organizations; and director or
                           trustee, as the case may be, of 5 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 54.



                                       10

PAGE



                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   CONSTANTINE DEAN        Physician, Lyford Cay Hospital                     0                75,334
   TSERETOPOULOS           (1987-present); director of various
                           nonprofit organizations; director or
                           trustee, as the case may be, of 5 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds; and formerly, Cardiology
                           Fellow, University of Maryland
                           (1985-1987) and Internal Medicine
                           Intern, Greater Baltimore Medical
                           Center (1982-1985). Age 44.

   DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

   HARRIS J. ASHTON        Director, RBC Holdings, Inc. (a                  500(**)           861,572
   Director since 1994     bank holding company) and Bar-S
                           Foods (a meat packing company);
                           director or trustee, as the case may
                           be, of 49 of the investment
                           companies in the Franklin
                           Templeton Group of Funds; and
                           formerly, President, Chief
                           Executive Officer and Chairman of
                           the Board, General Host
                           Corporation (nursery and craft
                           centers). Age 66.


                                       11
PAGE


                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                      FUND SHARES          TEMPLETON
                                                                  OWNED BENEFICIALLY     GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION             AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE               OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                   YEARS AND AGE                  JUNE 19, 1998       JUNE 16, 1998
------------------------   -----------------------------------   --------------------   ---------------
   NICHOLAS F. BRADY*      Chairman, Templeton Emerging                  1,000(**)          37,305
   Director since 1994     Markets Investment Trust PLC,
                           Templeton Latin America
                           Investment Trust PLC, Darby
                           Overseas Investments, Ltd. and
                           Darby Emerging Markets
                           Investments LDC (investment
                           firms) (1994-present); Chairman
                           and Director, Templeton Central
                           and Eastern European Investment
                           Company; Director, Templeton
                           Global Strategy Funds, Amerada
                           Hess Corporation (crude oil and
                           natural gas refining), Christiana
                           Companies, Inc. (operating and
                           investment companies), and H.J.
                           Heinz Company (packaged foods
                           and allied products); director or
                           trustee, as the case may be, of 21
                           of the investment companies in the
                           Franklin Templeton Group of
                           Funds; and formerly, Secretary of
                           the United States Department of
                           the Treasury (1988-1993) and
                           Chairman of the Board, Dillon,
                           Read & Co., Inc. (investment
                           banking) prior to 1988. Age 68.



                                      12
PAGE


                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                      FUND SHARES          TEMPLETON
                                                                  OWNED BENEFICIALLY     GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION             AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE               OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                   YEARS AND AGE                  JUNE 19, 1998       JUNE 16, 1998
------------------------   -----------------------------------   --------------------   ---------------
   S. JOSEPH FORTUNATO     Member of the law firm of Pitney,              100(**)           359,946
   Director since 1994     Hardin, Kipp & Szuch; director or
                           trustee, as the case may be, of 51
                           of the investment companies in the
                           Franklin Templeton Group of
                           Funds; and formerly, Director,
                           General Host Corporation
                           (nursery and craft centers).
                           Age 65.

------------------------

    * Nicholas F. Brady, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources. Mr. Flanagan is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons (the "Independent Directors").

   ** Less than 1%.

  *** Less than 1%. Of the shares  indicated,  Mrs.  Krahmer  beneficially  owns
      1,000 shares for her own account. Of the remainder, beneficial ownership may be attributable to Mrs. Krahmer by virtue of her husband's ownership of 4,000 shares through a retirement account, and the ownership of 4,000 shares held in trust for the benefit of Mrs. Krahmer's children for which her husband serves as trustee.


HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.-Hong Kong branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per board meeting attended. Directors serving on the Audit Committee of the Fund and other

                                       13



PAGE

   investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of the Nominating and Compensation Committee are not compensated for any committee meeting that is held in conjunction with a Board meeting.


   During the fiscal year ended March 31, 1998, there were four meetings of the Board, one meeting of the Audit Committee, and two meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board. There was 100% attendance at all committee meetings during the fiscal year.


   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table shows the compensation paid to Directors by the Fund and by the Franklin Templeton Group of Funds:




                                AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                              COMPENSATION         FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
     NAME OF DIRECTOR        FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
-------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton              $6,700                       49                            $ 344,642
   Nicholas F. Brady              6,700                       21                              119,675
   S. Joseph Fortunato            6,700                       51                              361,562
   John Wm. Galbraith             7,730                       20                              117,675
   Andrew H. Hines, Jr.           8,080                       22                              144,175
   Edith E. Holiday               6,700                       25                               72,875
   Betty P. Krahmer               6,700                       21                              119,675
   Gordon S. Macklin              6,700                       49                              337,292
   Fred R. Millsaps               8,080                       22                              144,175

-------------------------
    * Compensation received for the fiscal year ended March 31, 1998, which was prior to the adoption of the current fee compensation referred to above.
   ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.
  *** For the calendar year ended December 31, 1997.


   The  table  above  indicates  the  total fees paid to Directors by all of the funds in the Franklin Templeton Group of Funds and by the Fund individually. Each of these Directors also serves as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the


                                       14

PAGE

   Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ---------------------------------------------------------------
   CHARLES B. JOHNSON            See Proposal 1, "Election of Directors."
   Chairman since 1995 and
   Vice President since 1994

   J. MARK MOBIUS                Portfolio Manager of various Templeton advisory affiliates;
   President since 1994          Managing Director of Templeton Asset Management Ltd.;
                                 officer of 8 of the investment companies in the Franklin
                                 Templeton Group of Funds; and formerly, President,
                                 International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and Director,
                                 Vickers da Costa, Hong Kong (1983-1986). Age 61.

   RUPERT H. JOHNSON, JR.        Executive Vice President and Director, Franklin Resources,
   Vice President since 1996     Inc. and Franklin Templeton Distributors, Inc.; President and
                                 Director, Franklin Advisers, Inc.; Senior Vice President and
                                 Director, Franklin Advisory Services, Inc. and Franklin
                                 Investment Advisory Services, Inc.; Director,
                                 Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds. Age 57.

   HARMON E. BURNS               Executive Vice President and Director, Franklin Resources,
   Vice President since 1996     Inc., Franklin Templeton Distributors, Inc. and Franklin
                                 Templeton Services, Inc.; Executive Vice President, Franklin
                                 Advisers, Inc.; Director, Franklin/Templeton Investor
                                 Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                 Resources, Inc. and of 53 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 53.



                                       15

PAGE


       NAME AND OFFICES                                 PRINCIPAL OCCUPATION
         WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
------------------------------   -----------------------------------------------------------------
   CHARLES E. JOHNSON            Senior Vice President and Director, Franklin Resources, Inc.;
   Vice President since 1996     Senior Vice President, Franklin Templeton Distributors, Inc.;
                                 President and Director, Templeton Worldwide, Inc.; President,
                                 Chief Executive Officer, Chief Investment Officer and
                                 Director, Franklin Institutional Services Corporation;
                                 Chairman and Director, Templeton Investment Counsel, Inc.;
                                 Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
                                 and officer and/or director or trustee, as the case may be, of
                                 34 of the investment companies in the Franklin Templeton
                                 Group of Funds. Age 42.

   DEBORAH R. GATZEK             Senior Vice President and General Counsel, Franklin
   Vice President since 1996     Resources, Inc.; Senior Vice President, Franklin Templeton
                                 Services, Inc. and Franklin Templeton Distributors, Inc.;
                                 Executive Vice President, Franklin Advisers, Inc.; Vice
                                 President, Franklin Advisory Services, Inc.; Vice President,
                                 Chief Legal Officer and Chief Operating Officer, Franklin
                                 Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 49.

   MARK G. HOLOWESKO             President and Chief Investment Officer, Templeton Global
   Vice President since 1994     Advisors Limited; Executive Vice President and Director,
                                 Templeton Worldwide, Inc.; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and
                                 formerly, Investment Administrator, RoyWest Trust
                                 Corporation (Bahamas) Limited (1984-1985). Age 38.

   MARTIN L. FLANAGAN            See Proposal 1, "Election of Directors."
   Vice President and
   Director since 1994

   SAMUEL J. FORESTER, JR.       Vice President of 10 of the investment companies in the
   Vice President since 1994     Franklin Templeton Group of Funds; and formerly, President,
                                 Templeton Global Bond Managers; a division of Templeton
                                 Investment Counsel, Inc., Founder and Partner, Forester,
                                 Hairston Investment Management, Inc. (1989-1990),
                                 Managing Director (Mid-East Region), Merrill Lynch, Pierce,
                                 Fenner & Smith Inc. (1987-1988), and Advisor for Saudi
                                 Arabian Monetary Agency (1982-1987).



                                       16

PAGE



       NAME AND OFFICES                                 PRINCIPAL OCCUPATION
         WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
------------------------------   -----------------------------------------------------------------
   JOHN R. KAY                   Vice President and Treasurer, Templeton Worldwide, Inc.;
   Vice President since 1994     Assistant Vice President, Franklin Templeton Distributors,
                                 Inc.; officer of 25 of the investment companies in the Franklin
                                 Templeton Group of Funds; and formerly, Vice President and
                                 Controller, Keystone Group, Inc. Age 57.

   ELIZABETH M. KNOBLOCK         General Counsel, Secretary and Senior Vice President,
   Vice President-Compliance     Templeton Investment Counsel, Inc.; Senior Vice President,
   since 1996                    Templeton Global Investors, Inc.; officer of 21 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and formerly, Vice President and Associate General
                                 Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                 General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                 and Associate General Counsel, Shearson Lehman Hutton
                                 Inc. (1988), Vice President and Assistant General Counsel,
                                 E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel of
                                 the Division of Investment Management, U.S. Securities and
                                 Exchange Commission (1984-1986). Age 43.

   BARBARA J. GREEN              Senior Vice President, Templeton Worldwide, Inc. and
   Secretary since 1996          Templeton Global Investors, Inc.; officer of 21 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and formerly, Deputy Director of the Division of
                                 Investment Management, Executive Assistant and Senior
                                 Advisor to the Chairman, Counselor to the Chairman, Special
                                 Counsel and Attorney Fellow, U.S. Securities and Exchange
                                 Commission (1986-1995), Attorney, Rogers & Wells, and
                                 Judicial Clerk, U.S. District Court (District of Massachusetts).
                                 Age 50.

   JAMES R. BAIO                 Certified Public Accountant; Treasurer, Franklin Mutual
   Treasurer since 1994          Advisers, Inc.; Senior Vice President, Templeton Worldwide,
                                 Inc., Templeton Global Investors, Inc. and Templeton Funds
                                 Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Senior
                                 Tax Manager, Ernst & Young (certified public accountants)
                                 (1977-1989). Age 44.

                                       17

PAGE



   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?


   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?


   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017.
   McGladrey & Pullen, LLP has been the auditors of the Fund since its inception in 1994, and has examined and reported on the fiscal year-end financial statements, dated March 31, 1998, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen,
   LLP nor any of its members have any material direct or indirect financial interest in the Fund.


   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.


   PROPOSAL 3: SHAREHOLDER PROPOSAL THAT THE BOARD CONSIDER APPROVING, AND SUBMITTING FOR SHAREHOLDER APPROVAL, A PROPOSAL TO CONVERT THE FUND FROM A CLOSED-END FUND TO AN OPEN-END FUND


   WHAT IS BEING CONSIDERED UNDER THIS ITEM?


   At the meeting, a shareholder of the Fund will ask you to vote on its proposal that the Board consider approving, and submitting for approval at a future shareholder meeting, a proposal to convert the Fund from a closed-end fund to an open-end fund. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THIS PROPOSAL.

                                       18

PAGE


   The Directors believe that the Fund's investment objective is most likely to be realized in a closed-end structure. A closed-end fund can keep all of its assets invested toward meeting its goals. Because an open-end fund is required to redeem its shares at any time, it must keep on hand cash or securities that can be readily sold to raise cash. The Directors continue to believe that the best way for the Fund to pursue long-term capital appreciation is to continue to follow the Investment Manager's investment approach: to invest in the China region on a company-by-company basis and hold these investments for a sufficiently long period of time to allow them to appreciate in value. The Investment Manager's investment philosophy and the less-liquid nature of the Chinese securities market led to the original organization of the Fund as a closed-end fund. The Board and management continue to believe that the closed-end structure remains the best structure for the Fund.


   WHAT ARE THE DIFFERENCES BETWEEN A CLOSED-END FUND AND AN OPEN-END FUND?


   Closed-end funds are not obliged to redeem their shares and, typically, do not engage in the continuous sale of new shares. Closed-end funds thus operate with a relatively fixed capitalization. The stock of closed-end funds ordinarily is traded on a securities exchange; the Fund's shares since inception have been traded on the NYSE and are also listed on the Osaka Stock Exchange.


   In contrast, open-end funds, commonly referred to as "mutual funds," issue redeemable shares. The holders of redeemable shares have the right to surrender their shares to the mutual fund at any time and obtain in return the net asset value of the shares (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor). Because the cash outflows from redemptions eventually would drain the investment capital from a fund, most mutual funds seek to offset this by raising new capital from the sale of new shares to investors on a continuous basis. However, given the uncertainties arising out of this process, an open-end fund is likely to experience more volatility in the size of the fund's asset base than is normally the case for closed-end funds.

                                       19

PAGE


   WHAT IS THE SHAREHOLDER PROPOSAL?


   The Fund has been informed by Newgate LLP ("Newgate"), 80 Field Point Road, Greenwich, CT 06830, a shareholder who claims beneficial ownership of approximately 1,809,000 shares of the Fund as of March 30, 1998, that Newgate expects to present the following proposal:


       RESOLVED, that the holders of the common stock of Templeton Dragon Fund, Inc. (the "Fund") hereby recommend that the Fund's Board of Directors take all necessary legal and other actions to convert the Fund from closed-end status to open-end status.


   Newgate has requested that the following statement be included in the proxy statement in support of its proposal:


       SUPPORTING STATEMENT


       We are limited by Federal Law to a 500 word statement. Accordingly, we hope that shareholders will carefully review the 4 points set forth below.


       FUND ACTIONS TO DATE:


       The Fund's Board was authorized in its offering prospectus to take action if the Fund traded at a substantial discount at any time after March 31, 1996. Despite the Fund's trading at a persistent discount after March 31, 1996, the Board did not initiate any action to address the discount until October 17, 1997. The Board's decision to initiate a share buyback program occurred less than a month after 47.19% of shareholders voting, voted in favor of Newgate's prior proposal to convert the Fund into an interval fund at last year's annual meeting.


       Our conclusion: Shareholder activism is the only way this Fund will act to enhance shareholder value.

                                       20

PAGE

       FUND PERFORMANCE:


       According to ING Barings Country Funds Databook, dated March 6, 1998 published by ING Barings Securities Limited, a London brokerage and research firm, the Fund's net asset value performance over the past twelve months is down 26.9%.


       This result puts Fund net asset value performance in 5th place, out of the 6 US exchange listed China and Hong Kong funds. The only worse performer was a related fund, the Templeton China World Fund. Over the past three years, the Fund's performance ranks 3rd out of six funds.


       Our Conclusion: Fund performance has been, at best, indifferent.


       FUND DISCOUNT:


       According to the ING Barings Country Fund Databook, over the past three years the Fund has traded at an average discount of 16.5% to its net asset value. Over the past twelve months, it has traded at an average discount of 18.2%.


       Our   conclusion:  The  fund  has  consistently  traded  at  double-digit discounts to net asset value.


       POTENTIAL CONFLICT OF INTEREST:


       The  Fund's  Board  of  Directors  is opposing this proposal. The average annual fees paid by the Franklin Templeton Group to each independent Fund Director, as reported in the Fund's 1997 annual proxy, was
       $149,412.   We  believe  that  such  a  high  level  of  remuneration  is sufficient to call into question the disinterestedness and independence of these directors.


       Our conclusion: We agree with John Rekenthaler, senior analyst at Morningstar Inc., an industry research group: "Fund directors get paid well if the company they work for supports the job they're doing . . . Given this scenario, you, I and everybody this side of Mother Teresa will back the fund company's suggestions."

                                       21

PAGE



       We believe, based on historical experience, that shareholder approval of an open-ending resolution, and its implementation by the board, would
       increase   the   value   of   stockholders'   shares,   immediately   and
       significantly.


       FOR ALL OF THE FOREGOING REASONS, THE PROPONENT STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.


   WHAT IS THE RECOMMENDATION OF THE DIRECTORS?


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.


   Why do the Directors unanimously recommend a vote AGAINST this proposal?


   The Directors recommend a vote AGAINST the shareholder proposal for the following reasons, which are discussed in more detail below:


   * Changing the Fund's structure would require a major change in the Fund's investment strategy that would not be in the best interests of the Fund and its shareholders;


   * Significant market developments and economic conditions in China and Hong Kong make converting to an open-end fund particularly inappropriate at this time;


   * The Board of Directors has taken action to address the Fund's discount to net asset value, which has improved recently, and the Board regularly considers whether further measures are feasible and in the Fund's best interest;


   * The level of the Fund's discount to net asset value and performance have been in the same range as those of comparable closed-end funds;


   * The Fund's expenses are likely to increase if the Fund is converted to an open-end fund;


   * Significant tax consequences for the Fund and its shareholders likely would result from conversion to an open-end fund;


   * The Fund would lose its listing on the NYSE if it converted to an open-end fund; and

                                       22

PAGE




   * Fund shareholders would lose the current ability to reinvest dividends and distributions at favorable rates under certain circumstances.


   1. Conversion to an open-end fund would require changes to the Fund's portfolio structure and investment strategy that are not in the best interests of the Fund and its shareholders.


     The Fund was originally established as a closed-end fund because of its investment objective: seeking long-term appreciation by investing in China Companies /1/. The long-term nature of the Fund's investment program was described in the Fund's prospectus dated September 21, 1994. Presumably, most shareholders have invested in Fund shares because of this program /2/.


   The Investment Manager's approach to investing the Fund's assets is to purchase shares of companies that are perceived to have potential to benefit from the anticipated growth and opening of the Chinese markets and from continuing economic integration in Asia. Realizing the full benefit of these investments is a long-term process, and the Fund has been in existence for fewer than four years.


   The closed-end structure facilitates the Investment Manager's ability to invest the Fund's assets in accordance with the Fund's long-term investment objective. As a closed-end fund, the Fund can keep all of its assets working toward its investment goals. This gives the Investment Manager the flexibility to invest in less liquid securities that present attractive long-term opportunities. Converting the Fund to an open-end fund would require the Fund to focus on short-term considerations to anticipate and facilitate redemptions. Of course, setting aside a portion of the Fund's assets to redeem shares reduces the asset base which can be deployed to realize the Fund's primary goals. In addition, if the Fund is converted to an open-end fund, the Investment Manager, in light of the current declining market in Asia, may be forced to sell portfolio securities before their full potential has been reached in order to raise cash to meet redemptions as they arise. This short-term focus would be disruptive to the


   ------------------------
   1 China Companies are defined in the Fund's prospectus as equity securities of companies (i) organized under the laws of, or with a principal office in, the People's Republic of China ("China" or the "PRC") or Hong Kong, or the principal business activities of which are conducted in China or Hong Kong, or for which the principal equity securities trading market is in China or Hong Kong, and (ii) that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or Hong Kong.

   2 In  this  regard,  it  is  worthy  of note that a proposal submitted by the same proponent last year to convert the Fund from a closed-end fund to an interval fund only garnered the support of 23.90% of the Fund's outstanding shares, which was less than a majority of the shares voting.


                                       23

PAGE



   Fund's "buy and hold" investment program and, therefore, not in the best interests of the Fund and its shareholders. On the other hand, as a closed-end fund, the Fund does not have to maintain cash reserves or sell off investments to meet redemption requests and is protected from the necessity of selling its investments at a time when market prices are temporarily depressed.


   2. Significant market developments and economic conditions in China and Hong Kong make converting to an open-end fund particularly inappropriate at this time.


   As  described  more fully in the Fund's  prospectus,  investing  in  emerging markets like China involves risks arising out of market and currency volatility, unexpected economic, social, and political developments, and the relatively small size and lesser liquidity of the markets involved. In China and Hong Kong, recent political and economic events have created uncertainties and increased volatility in the securities markets. For example, United States-China relations, China-Taiwan relations, the political future of China, the incorporation of Hong Kong into China, and the recent upheavals in certain Asian economies and securities markets, including the recent dramatic downturn in the Japanese economy, are all significant factors which create an unpredictable and volatile marketplace and increase market volatility for Chinese securities. In addition, foreign investors in securities listed on Chinese exchanges are restricted to buying "B" shares, which may only be owned by foreign investors and are less liquid than might otherwise be the case. The Directors have considered these factors in deciding how to address the discount and the Board continues to believe that the Fund's closed-end structure is particularly well suited to investing in the China region.


   3. The Board of Directors has taken action to address the Fund's discount to net asset value, which has improved recently, and the Board regularly considers whether further measures are feasible and in the Fund's best interest.


   The Fund's Board has taken action to address the Fund's discount. The Board adopted in October, 1997, a share repurchase program to help reduce the Fund's discount. At the time the share repurchase program was adopted, the Fund's discount was approximately 20.33%. Since that date, the Fund's discount has dropped to approximately 13.14% as of July 3, 1998, and has averaged approximately 13.81% during that period. The Board adopted the share repurchase program because it believed that this program would benefit the Fund and its shareholders.

                                       24

PAGE


   The Fund's Directors regularly review whether the Fund is managed and operated in a manner consistent with the best interests of the Fund and its shareholders. This review includes periodic consideration of measures to reduce the discount, such as the possibility of increased share buy-backs, tender offers, or conversion of the Fund into an open-end fund. The Board has not adopted any of the other measures considered to date because the Board believes that those measures, unlike the share repurchase program, would have a negative impact on the Fund's portfolio management, expense ratio and shareholders.


   4. The level of the Fund's discount to net asset value and performance is in the same range as that of comparable closed-end funds.


   Although the Fund's shares have generally traded at a discount since the fourth calendar quarter of 1994, the Fund is trading at a comparable discount to other closed-end funds investing in the China region. According to the ING Barings Country Fund Databook, as of May 29, 1998, among U.S. registered closed-end funds that primarily invest in China and Hong Kong, discounts ranged from 13.3% to 24.8%. The Fund's discount as of that date was 13.3%, the lowest among the comparable funds, and its average discount during the prior year and prior three years was 16.7%. This compares to a range of 17.5%-18.4% for the comparable funds during the prior year, and 10.1%-14.9% for the three-year period.


   As of the same date, according to the ING Barings Country Fund Databook, the Fund's performance measured on the basis of net asset value was comparable to the performance of other China and Hong Kong closed-end funds, with the Fund's average annual total return performance earning it the rank of third out of five comparable funds for the one- and three-year periods. On the basis of market price, however, the Fund's one- and three-year average annual total return was the best among comparable funds.



   5. The Fund's expenses are likely to increase if the Fund is converted to an open-end fund.


   Shareholders who desire to sell their shares today can do so on the NYSE. If the Fund, however, were to adopt an open-end format, shareholders could only sell their shares through redemption. If the Fund were to experience substantial redemptions, as a much smaller fund, it might have a higher expense ratio. In order to protect against this possibility, the Fund would be required to engage in a continuous public offering intended at a minimum to offset redemptions. This, in turn, would subject the Fund to further expenses and a corresponding reduction in the Fund's return to shareholders. For example, in order to market the Fund's shares effectively, it would be necessary for the Fund to conform generally to sales practices


                                       25

PAGE


   of competing dealer-sold funds. For this reason, the Directors would likely recommend that shareholders approve the adoption of a distribution plan in accordance with Rule 12b-1 under the 1940 Act. Currently, Rule 12b-1 fees for the open-end investment companies in the Franklin Templeton Group of Funds range from an annual rate of 0.25% to 1.0% of a fund's average net assets.


   A continuous public offering would require the Fund to maintain a current registration under federal securities laws, which involves additional costs, and also to incur printing costs and other expenses in connection with maintaining a current prospectus. If the continuous offering were not successful in raising substantial new assets for the Fund, and redemptions were significantly more than new sales, the Fund's expense ratio likely would increase from its current level, as fixed costs would be paid out of a smaller asset base.


   6. Significant tax consequences for the Fund and its shareholders may result from conversion to an open-end fund.


   If the Fund were to convert to an open-end structure, it likely would be required to sell portfolio securities to meet redemption requests. In the event of a very large amount of redemptions, the Fund might be required to sell appreciated securities to meet redemption requests, and capital and/or ordinary gains might be generated, which would increase the amount of taxable distributions to shareholders. If, on the other hand, the Fund were required to sell depreciated securities, the Fund would incur a loss, which might otherwise have been avoided had the Fund been able to retain the securities pending realization of their investment potential. Moreover,
   losses   realized  on  the  sale  of  a  security  generally  reduce  amounts distributable to shareholders. In either event, if the Fund were to be required to dispose of a significant amount of its assets to satisfy very large redemption requests, it may be unable to satisfy certain diversification requirements applicable for tax purposes.


   7. The Fund would lose its listing on the NYSE if it is converted to an open-end fund.


   If the Fund converts to an open-end fund, its shares would be delisted from the NYSE. The Investment Manager has advised the Board that the loss of the NYSE listing could be disadvantageous for the Fund because some investors, particularly foreign investors and certain institutional investors, such as pension funds, subject to restrictions on the amount of their portfolio that can be invested in non-listed securities, are believed to consider a listing on the NYSE to be an important factor in their decision to buy or retain shares of the Fund.


                                       26

PAGE


   Delisting would save the Fund the annual NYSE fees of approximately $48,000, but as an open-end company, the Fund would pay federal and state registration and notification fees on sales of new shares, which could offset or even exceed that savings.


   8. Fund shareholders would lose the current ability to reinvest dividends and distributions at favorable rates under certain circumstances.


   Shareholders of the Fund currently have the option of participating in the Fund's Dividend Reinvestment Plan which permits shareholders to elect to reinvest their dividends and distributions on a different basis then would be the case if the Fund converted to an open-end structure. When shares of the Fund are trading at a discount from net asset value, cash distributions paid by the Fund are generally reinvested through the purchase of additional shares at market prices. This permits a reinvesting shareholder to benefit by purchasing additional shares at a discount, and this buying activity may tend to lessen any discount. At times when the Fund's shares are trading at a premium over their net asset value, reinvestments are made at the higher of net asset value or 95% of market value. In contrast, as an open-end fund, all dividends and distributions would be reinvested at NAV.


   WHAT   ADDITIONAL   MEASURE  WOULD  NEED  TO  BE  TAKEN  IN  CONNECTION  WITH
   CONVERSION TO AN OPEN-END FUND?


   If  the  shareholder  proposal  is  approved  by  shareholders, the Directors would, consistent with Maryland law, consider adopting a resolution declaring it advisable to approve and present to shareholders a proposed amendment to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. After consideration of all the surrounding circumstances, however, the Board may continue to hold its view that the Fund's best interests are served by the Fund continuing as a closed-end fund, and may therefore determine to take no further action to convert the Fund to an open-end investment company.


   In the event that shareholders vote, at a future meeting, to convert the Fund from a closed-end fund to an open-end fund, a number of additional actions would need to be taken not only to effect the conversion of the Fund to an open-end investment company, but also to allow the Fund to operate effectively as an open-end investment company. These actions would include amending the Fund's Articles of Incorporation and reviewing carefully the investment objective and policies of the Fund to ensure that they conform to investment objectives and policies applicable to open-end investment companies.

                                       27

PAGE


   The Directors also would consider the adoption of a distribution agreement and a distribution plan. In the event the Directors approve a distribution plan for the Fund, shareholder approval for the plan also would be required. The Investment Manager would likely recommend that Franklin
   Templeton Distributors, Inc., an affiliate of the Investment Manager and principal underwriter for the Franklin Templeton Group of Funds, serve as principal underwriter for the shares of the Fund.


   If the Directors believe that immediately following a conversion to open-end status there would likely be significant redemptions of shares that would disrupt long-term portfolio management of the Fund and dilute the interests of the remaining shareholders, the Directors may determine to impose a temporary redemption fee. Imposition of a redemption fee may deter certain redemptions and would compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the Fund's portfolio. The Fund would notify shareholders in writing prior to the imposition of any temporary redemption fee.


   The Directors also would consider whether the Fund should reserve the right to meet redemptions by delivering portfolio securities rather than paying redemption proceeds in cash.


   THE  DIRECTORS  BELIEVE  THAT  THE  CONTINUED  OPERATION  OF  THE  FUND  AS A
   CLOSED-END   FUND  IS  IN  YOUR  BEST  LONG-TERM  INTEREST,  AND  UNANIMOUSLY
   RECOMMEND A VOTE AGAINST THIS PROPOSAL.

   PROPOSAL 4: OTHER BUSINESS


   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.


                                       28

PAGE


 * INFORMATION ABOUT THE FUND


   WHAT HAVE THE DIRECTORS DONE TO ADDRESS THE SHARE PRICE MARKET DISCOUNT AT WHICH THE FUND'S SHARES TRADE? As noted above in Proposal 3, the Board in October, 1997 approved a share repurchase program as a means to help reduce the discount. In addition, the Board determined at a July 22, 1998 meeting to implement a managed distribution policy under which approximately 10% of the Fund's average net asset value would be distributed to Fund shareholders on an annual basis. Under this distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the NYSE on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital to shareholders. The first distribution under this new policy will be payable on September 15, 1998.


   Although the Board believes that the Fund benefits from its structure as a closed-end fund, the Directors understand that many shareholders are concerned about the discount to net asset value at which Fund shares trade. The Board adopted the share repurchase program and the more recent managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. The Board believes that the managed distribution policy, in particular, will benefit shareholders by providing a regular payout from the Fund while still preserving for the Fund the benefits of its closed-end structure. In addition, there is evidence indicating that, over the long-term, funds with managed distribution policies enjoy a more favorable market price in relation to net asset value than do comparable funds without a managed distribution policy.


   To facilitate continuation of the managed distribution policy, the Fund will apply for an order from the Securities and Exchange Commission to permit the Fund to use realized capital gains when making quarterly distributions.

                                       29

PAGE


   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd.-Hong Kong branch ("Asset Management Hong Kong"), a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, Asset Management Hong Kong manages the investment and reinvestment of Fund resources. Asset Management Hong Kong is an indirect, wholly-owned subsidiary of Resources.


   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island
   Boulevard, San Mateo, California 94403-7777. FT Services is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services has entered into a Japanese shareholder servicing and administration agreement with Nomura Capital Management, Inc. ("Nomura") with offices at 180 Maiden Lane, Suite 2903, New York, New York 10038, an affiliate of the initial underwriter, Nomura International (Hong
   Kong) Limited, under which Nomura performs certain administrative functions in Japan, subject to FT Services' supervision.


   THE  TRANSFER  AGENT. The transfer agent, registrar and dividend disbursement
   agent   for  the  Fund  is  ChaseMellon  Shareholder  Services,  L.L.C.,  120
   Broadway, New York, New York 10271.


   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081.


   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Directors, Officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended March 31, 1998. All of the filing dates of these reports were met except that two reports involving 3 transactions filed on behalf of John Wm. Galbraith were inadvertently filed late. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.



                                       30
PAGE


   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated March 31, 1998, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN- or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of July 10, 1998, the Fund had 52,859,893 shares outstanding and net assets of $505,691,590. The Fund's shares are listed on the NYSE (Symbol:
   TDF) and on the Osaka Stock Exchange (Symbol: 8683). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 16, 1998, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


   In addition, to the knowledge of the Fund's management, as of June 19, 1998, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. However, Martin L. Flanagan, Charles B. Johnson, Charles E. Johnson, Rupert
   H. Johnson, Jr. and Mark G. Holowesko are administrators of a profit sharing plan for employees of Franklin Templeton, and in that capacity exercise discretionary voting authority on behalf of the Plan. As of the Record Date, the profit sharing plan owned 263,886 shares or approximately 0.5% of the outstanding shares of the Fund.


 * FURTHER INFORMATION ABOUT VOTING AND
   THE SHAREHOLDERS MEETING


   SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees and expenses would be approximately $99,000. The Fund does not reimburse Directors and Officers of the Fund, and regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.



                                       31

PAGE


   If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card originally sent with your proxy statement or attend in person. Any proxy given by you, whether in writing, by telephone or through the internet is revocable.


   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund for its beneficial owners, will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or JSCC's proxy solicitation materials, the Fund understands that NYSE Rules permit broker-dealers and JSCC to vote on Proposals 1, 2 and 4 on behalf of their customers and beneficial owners. With regard to Proposals 1, 2 and 4, certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.


   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers and JSCC have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the shareholder proposal that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 4, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, 3, and 4.

                                       32

PAGE


   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.


   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September, 1999. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, no later than April 1, 1999.


                                      By order of the Board of Directors,



                                      Barbara J. Green
                                      Secretary

  July 30, 1998

                                       33


PAGE

PROXY

                           TEMPLETON DRAGON FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 29, 1998


    The undersigned hereby evokes all previous proxies for his shares and appoints BARBARA J. GREEN, JAMES R. BAIO and JOHN R. KAY, and each of them, proxies of the undersigned with full power of substitution to vote for share of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 2:00 P.m.., EDT, on the 29th day of September 1998, including any adjournment thereof, upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AGAINST PROPOSAL 3, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 4.



             CONTINUED AND TO SIGN ON REVERSE SIDE SEE REVERSE SIDE


                              FOLD AND DETACH HERE

PAGE


 X    PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE




1 - Election of Directors
Nominees: Frank J. Crothers, Martin L. Flanagan, Andrew H. Hines, Jr. Edith E. Holiday, Charles B. Johnson and Constantine Dean Tserelopoulos.



     FOR all nominees               WITHHOLD
    listed (except as              AUTHORITY
   marked to the right)         to vote for all
                                nominees listed
                                    above
         [  ]                        [  ]

 To withhold authority to vote for any indivdual nominee, write that nominee's name on the line below.

 ------------------------------------------------------------------------


2 - Ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999.

                 FOR               AGAINST             ABSTAIN

                 [ ]                 [  ]               [  ]



|-----------------------------------------------------------------------------|
|THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROSPOSAL 3     |
|-----------------------------------------------------------------------------|

3. To request and recommend that the Board of Directors consider, approving, and submitting for shareholder apporval, a proposal to convert the Fund from a closed-end fund to an open-end fund.

                 FOR               AGAINST             ABSTAIN

                 [ ]                 [  ]               [  ]


4- In their descretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                  FOR               AGAINST             ABSTAIN

                 [ ]                 [  ]               [  ]



                                   YES  NO
I PLAN TO ATTEND THE MEETING.      [ ]  [ ]





Signature(s):                                                Date:        ,1998
            ------------------------------------------------      --------
Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holders must sign.



                              FOLD AND DETACH HERE